UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

MESA AIR GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-15495	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 North 44th Street, Suite 700
Phoenix, Arizona, 85008

(Address of Principal Executive Offices)
(Zip Code)

Registrant’s telephone number, including area code: (602) 685-4000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On April 28, 2005, Mesa Air Group, Inc. (the “Company”) issued a press release announcing the resignation from its Board of Directors of Julie E. Silcock, Managing Director and Head of Southwest Investment Banking for Citigroup Corporate and Investment Bank. Ms. Silcock’s decision follows a Citigroup policy change regarding service on boards of public companies. Ms. Silcock’s resignation is effective as of April 28, 2005.

     (d) Peter F. Nostrand has been elected to the Company’s Board of Directors and has been appointed to the Board’s Audit, Compensation and Corporate Governance/Nominating Committees. Mr. Nostrand currently serves as Chairman, President and CEO of SunTrust Bank, Greater Washington. Mr. Nostrand’s election is effective as of April 28, 2005.

The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated April 28, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA AIR GROUP, INC.
Date: April 29, 2005	By:	/s/ GEORGE MURNANE III

		Name:	GEORGE MURNANE III
		Title:	Executive Vice President and CFO